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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: January 29, 2002


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     I.R.S. Employer
       jurisdiction             File       (Identification No.)
    of incorporation or        Number)
       organization)



         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)




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

EOG RESOURCES, INC.

Item 9.  Regulation FD Disclosure

I.  First Quarter and Full Year 2002
    --------------------------------

     The forecasts for first quarter and full year 2002 set forth below for EOG Resources, Inc. ('the Company') are given as of the date of this document only and are based on current available information and expectations.

     The Company does not provide guidance on other income, other expense, or gain or loss on sales of reserves and related assets unless specifically noted.

     Estimates are provided in the attached table.



II.  2002 Natural Gas Financial and Physical Contracts
     -------------------------------------------------

      The  outstanding Natural Gas Financial Price  Swaps  and
Natural Gas Physical Contracts for 2002 were delineated in the Company's Form 8-K filing on January 16, 2002.



III.  North America 2002 Production Target
      ------------------------------------

      As previously stated, the Company had targeted four percent 2002 production growth for North America predicated on the assumption of $3.00 per MMBtu average annualized Henry Hub natural gas price. In view of the current price environment, the Company believes that $3.00 per MMBtu average annualized natural gas price will most likely not be achieved during 2002. The Company's North American production forecast in the attached table uses a $2.50 (+/- $0.10) per MMBtu average annualized Henry Hub assumption for 2002. The midpoint of the estimated ranges in the attached table results in flat production in North America for the full year 2002 as compared to 2001.



IV.  Income Taxes
     ------------

      No guidance is given at this time for income taxes, reflecting the current forward price strip for natural gas and crude oil and the volatility in taxes caused by small movements in prices.

V.  Forward-Looking Statements
    --------------------------

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although the Company believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products and interest rates; the extent and effect of any hedging activities engaged in by the Company; the extent of the Company's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to such activities; and financial market conditions.
In light of these risks, uncertainties and assumptions, the events anticipated by the Company's forward-looking statements might not occur. The Company undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.


Definitions
-----------

     $/Bbl    US Dollars per barrel
     $/Mcf    US Dollars per thousand cubic feet
     $/Mcfe   US Dollars per thousand cubic feet equivalent
     MMBtu    Million British thermal units
     MMcfd    Million cubic feet per day
     Mbd      Thousand barrels per day
     WTI      West Texas Intermediate
     MM       Millions
     NYMEX    New York Mercantile Exchange
     $MM      US Dollars in millions

                            SIGNATURE

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             EOG RESOURCES, INC.

Date: January 29, 2002       By:   /s/ TIMOTHY K. DRIGGERS
                                -----------------------------
                                     Timothy K. Driggers
                                 Vice President, Accounting
                                   and Land Administration
                                (Principal Accounting Officer)

                                  EOG Resources, Inc.
                                   Estimated Ranges


                                                               1Q 2002       Full Year 2002
                                                           ---------------  ----------------
Daily Production
  Natural Gas (MMcfd)
   US                                                        640 -   655        650 -   680
   Canada                                                    135 -   145        145 -   155
   Trinidad                                                  110 -   115        125 -   135
   Total                                                     885 -   915        920 -   970

  Crude Oil (Mbd)
   US                                                       19.0 -  20.0       20.0 -  21.0
   Canada                                                    1.5 -   2.0        1.5 -   2.0
   Trinidad                                                  1.7 -   2.1        1.8 -   2.5
   Total                                                    22.2 -  24.1       23.3 -  25.5

  Natural Gas Liquids (Mbd)
   US                                                        3.0 -   3.5        3.0 -   3.5
   Canada                                                    0.5 -   0.7        0.5 -   1.0
   Total                                                     3.5 -   4.2        3.5 -   4.5

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well                                          $0.43 - $0.46      $0.41 - $0.45
   Depreciation, Depletion and Amortization                $0.98 - $1.01      $0.97 - $1.00

Expenses ($MM)
  Exploration, Dry Hole and Impairment                      35.0 -  50.0      120.0 - 180.0
  General and Administrative                                20.0 -  22.0       85.0 -  90.0
  Capitalized Interest                                       2.0 -   2.5        8.0 -   9.0
  Net Interest                                              12.0 -  14.0       50.0 -  58.0

Taxes Other than Income (% of Revenue)                       7.0 -   8.0        7.0 -   8.0

Preferred Dividends ($MM)                                    2.7 -   2.8       11.0 -  11.2

Basic Shares Outstanding (MM) at December 31, 2001 - 115.1

Capital Expenditures Excluding Acquisitions ($MM)
  North America                                                                 560 -   700
  International                                                                  40 -    50
  Total                                                                         600 -   750

Pricing
  Natural Gas ($/Mcf)
   Differentials
     US - below NYMEX Henry Hub                            $0.10 - $0.20      $0.10 - $0.20
     Canada - below NYMEX Henry Hub                        $0.30 - $0.60      $0.30 - $0.60
   Realizations
     Trinidad                                                      $1.26      $1.15 - $1.26

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI                                        $1.10 - $1.40      $1.00 - $1.30
     Canada - below WTI                                    $2.00 - $4.00      $2.00 - $4.00
     Trinidad - below WTI                                  $3.50 - $4.00      $3.00 - $4.00
